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                                                                   EXHIBIT 10.15


                          WIRELESS FACILITIES, INC.,
                            a New York Corporation


                   SUBSCRIPTION AND REPRESENTATION AGREEMENT


                                                     Subscriber Please Complete:


                                             Name of Subscriber:
                                                                  --------------

                                          Address:
                                                    ----------------------------


                                                            --------------------

                                                          Phone:
                                                                  --------------

                                               Subscription Amount:  $280,000.00
                                                                     -----------


Wireless Facilities, Inc.
9725 Scranton Road, Suite 140
San Diego, CA   92121

     NOTE: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAVE THEY BEEN QUALIFIED UNDER ANY STATE OR OTHER SECURITIES LAWS, RULES, OR REGULATIONS, INCLUDING THE STATES OF CALIFORNIA AND WASHINGTON, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND QUALIFICATION OR REGISTRATION UNDER OTHER APPLICABLE SECURITIES LAWS, RULES, AND REGULATIONS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

     THIS REPRESENTATION AND SUBSCRIPTION AGREEMENT (this "Agreement") dated effective as of February 28, 1997 is entered into between WIRELESS FACILITIES, INC., a New York corporation (the "Corporation"), and the undersigned subscriber (hereinafter, the "undersigned"). This Agreement shall be deemed to have been executed and entered into by the undersigned upon the undersigned's execution of this Agreement and shall be binding upon the undersigned without any further act or execution by the Corporation.

     1.   Purchase.  The undersigned hereby subscribes for one hundred thousand
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(100,000) shares of Common Stock of the Corporation (the "Shares") at Two and
80/100 Dollars ($2.80) per Share, and encloses the amount of Two Hundred Eighty Thousand Dollars ($280,000.00) payable to the Corporation in full payment for the Shares.

     2.   Acceptance and Termination.  The undersigned agrees that this
          --------------------------
Agreement and the subscription made hereunder are and shall be irrevocable, and shall survive the death or disability of the undersigned; provided, however, that the obligations hereunder will terminate if this subscription is not accepted by the Corporation. If this subscription is accepted by the Corporation, then the undersigned shall become a shareholder of the Corporation.

     3.   Acceptance of Certificate, Bylaws and Minutes.  The undersigned agrees
          ---------------------------------------------
that the execution of this Agreement shall constitute an acknowledgement that the undersigned has reviewed and accepted the terms of the Corporation's Certificate of Incorporation, Bylaws and Minutes, as amended, a copy of which is attached hereto as Exhibit A and incorporated herein (the "Charter Documents").
                   ---------
The undersigned understands that a shareholder's right to transfer his Shares may be restricted by the Bylaws.

     4.   Information.  The undersigned has been furnished and has carefully
          -----------
read the following items, copies of which have been provided to the Undersigned (collectively, the "Documents"): (a) the Charter Documents; (b) unaudited financial statements for the period ending December 31, 1995; (c) unaudited draft financial statements for the period ending December 31, 1996; (d) patent development information; (e) intellectual property information; (f) the Corporation's Share Ledger; (g) the Incomplete List of Risk Factors, a copy of which is attached hereto as Exhibit B and incorporated herein; and (h) the
                            ---------
Corporation's 1996 Stock Option Plan and a list of optionees under the Plan.
The undersigned understands that: (i) no federal or state agency has passed upon the Shares or has made any finding or determination concerning the fairness or value of the Shares, and (ii) the books and records of the Corporation are and will continue to be available for inspection by the undersigned, and any purchaser representative of the undersigned, at the Corporation's address listed above.

     5.   Illiquidity of Investment; Securities Laws.  The undersigned
          ------------------------------------------
understands that the Shares subscribed for herein are not a liquid investment. In particular, the undersigned understands and acknowledges that:

          (a) The offering and proposed sale of shares herein have not been registered or qualified under the Securities Act of 1933 (the "Act") nor under the securities laws of any state including California and Washington. This offering has not been reviewed by the Securities and Exchange Commission ("SEC") nor has the SEC or any state securities commission or regulatory authority approved, passed upon or endorsed the merits of this offering. The offering and proposed sale of the shares herein will be made privately to a limited number of investors in reliance upon certain securities exemptions, including (i) the "private placement" exemption from registration provided in Section 4(2) of the Act, and (ii) the exemption set forth in Section 25102(f) of the California Corporate

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     Securities Law of 1968, as amended, and the regulations promulgated thereunder.

          (b) It is believed that the offering and proposed sale of the shares herein currently qualify and will continue to qualify under each such claimed exemption. Because the availability of certain of these exemptions is based upon subjective factors, however, and because the criteria for exemption are subject to interpretation by state or federal regulatory agencies and courts, there is no assurance that such exemptions will be available. If and to the extent that suits for rescission are brought for failure to register this offering or for acts or omissions constituting offenses under the Act or the State Acts, the capital and financial condition of the Corporation could be adversely affected. In addition, the Corporation could be adversely affected by need to defend any such private or governmental action even where the Corporation ultimately is exonerated.

          (c) The undersigned will have no right to require registration of the shares offered and sold hereby under the Act and will not be entitled to the benefits of Rule 144 under the Act.

          (d) There will be no public market for the shares offered and sold pursuant to this offering.

          (e) The undersigned's right to transfer the shares offered and sold hereby will be restricted by the Corporation's Bylaws, this Agreement, and applicable securities regulations and other laws.

          (f) The undersigned agrees not to take any action that would jeopardize the Corporation's status as an S-Corporation so long as a majority of the Corporation's shareholders choose to retain the Corporation's S-Corporation status.

          (g) The undersigned agrees to indemnify and hold harmless the other shareholders of the Corporation if the actions of the undersigned cause a revocation of the Corporation's S-corporation status absent the written consent of the holders of a majority in interest of the shares of the Corporation.

     6.   Representations and Warranties.  The undersigned hereby represents and
          ------------------------------
warrants as follows (initial each one):

          (a) ____________ The undersigned confirms that the Documents and all other documents, records, and books pertaining to the investment in the Corporation and its proposed business have been made available to the undersigned for review.

          (b) _____________ The undersigned, or the representatives or advisors of the undersigned, have had the opportunity to ask questions of and receive

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               answers from the officers of the Corporation, or persons acting on its behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned or the representatives or advisors of the undersigned.

          (c) ____________ Other than as described in the Documents, the undersigned has not been presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of advertising concerning the Shares or the Corporation.

          (d) _____________ Other than as described in the Documents, the undersigned has received no representations or warranties from the Corporation, or from any directors, officers, agents, employees, attorneys or accountants of the Corporation, and in purchasing the Shares, the undersigned is relying solely on the investigations made by the undersigned.

          (e) _____________ The undersigned confirms that the undersigned has acted as a consultant to the Corporation and as such has gained an intimate knowledge of the Corporation's strengths and weaknesses.

          (f) _____________ The undersigned confirms that the undersigned is an industry expert in the field of wireless communications, and is experienced in financing and operating small wireless service companies, and understands the inherent risks of operating a company in the wireless services field.

          (g) _____________ The undersigned confirms the understanding of the undersigned that the Corporation, as a young company, has deferred maintenance in its record keeping and in its corporate house-keeping so that problems in its issuance of shares and options and other documentation problems will need to be addressed, and such process may be expensive.

          (h) _____________ The undersigned acknowledges that neither the SEC nor any other state or federal agency has made any determination as to the merits of purchasing the Shares or as to the value of the Shares, and that the purchase of the Shares involves a high degree of risk.

          (i) _____________ The undersigned is acquiring the shares for the undersigned's own account or in the capacity set forth on the signature page hereof, and not with a view to any distribution thereof. The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance on the

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               statutory exemption in Section 4(2) thereof for any security sold in a private offering and the rules and regulations issued pursuant to the Act; and that the Shares have not been registered under the "blue sky" laws of any state including California and Washington. The Shares have not been qualified nor a permit obtained for issuance of securities from the California
               Department of Corporations nor any other agency of the State of California or the State of Washington and are being sold pursuant to the exemptions provided in Section 25102(f) of the California Corporations Code and a corresponding exemption under Washington law. The undersigned further understands that the Corporation's action in doing so is based in part on the representations of the undersigned made herein.

          (j) _____________ The undersigned understands that the Shares must be held indefinitely unless subsequently registered under the Act and qualified or registered under other applicable state laws (which is highly unlikely) or unless an exemption from such qualification or registration is available. The undersigned agrees that a notation of these and other restrictions shall be placed upon the Shares and in the appropriate records of the Corporation.

          (k) ______________ The undersigned understands the risks and other considerations related to the purchase by the undersigned of the Shares, and the undersigned has such knowledge and experience in financial and business matters that the undersigned (alone or with the aid of the investment advisors of the undersigned) is capable of evaluating the merits and risks of purchasing the Shares.

          (l) _____________ The undersigned has consulted with and relied entirely on the undersigned's legal, business, financial, and tax advisors in purchasing the Shares and in evaluating the merits and risks of an investment in the Corporation.

          (m) _____________ The undersigned understands that Regulation D under the Act defines an "accredited investor" as any person coming within any of the following categories:

               i.   Any director or executive officer of the Corporation;

               ii. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               iii. Any natural person who had an individual income in excess of

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                    $200,000 in each of the two most recent years or joint
                    income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               iv. A revocable trust, the grantor of which qualifies under (ii) or (iii) above; or

               v. Any entity in which all of the equity owners are accredited investors.

          (n) The undersigned hereby represents to the Corporation that the undersigned is an "accredited investor" within the meaning of Regulation D, and is included within the following accredited investor category or categories defined above [initial the applicable category]:

                    (i)    ______

                    (ii)   ______

                    (iii)  ______

                    (iv)   ______

                    (v)    ______

                    None   ______

     If the undersigned belongs to accredited investor category "(v)" only, a list of the shareholders, partners or beneficiaries of the undersigned, and the "accredited investor" category which each such shareholder, partner or beneficiary satisfies, is attached to this Agreement.

          (o)  _______________ If the undersigned has initialed category (ii) of
               Section 5(k) above, the undersigned acknowledges that the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category
               (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. In determining income, the undersigned should add to the

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               undersigned's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

          (p) ____________ The undersigned (jointly with spouse) has a net worth inclusive of his residence of:


               [ ]      More than $500,000
               [ ]      More than $1,000,000
               [ ]      More than $2,000,000

          (q) ____________ The undersigned is able to bear the economic risk of an investment in the Corporation, has the ability to hold the Shares indefinitely, the undersigned's overall commitment to investments which are not readily marketable (such as the Shares) is not disproportionate to the undersigned's net worth, and the undersigned has the financial ability to suffer a complete loss of the undersigned's investment in the Shares.

          (r) _____________ The undersigned has all requisite power, authority, and capacity to purchase and hold the Shares and to execute, deliver, and comply with the terms of this Agreement, and such execution, delivery, and compliance does not conflict with or constitute a default under any instruments governing the undersigned, any law, regulation, or order, or any agreement to which the undersigned is a party or by which the undersigned may be bound.

          (s) ____________ The undersigned understands the meaning and legal consequences of the representations, warranties, covenants, and other agreements contained in this Agreement and the Documents, and the undersigned understands that the Corporation has relied upon such representations, warranties, covenants, and agreements, including those with respect to compliance with applicable securities laws, rules, and regulations, and the undersigned hereby agrees to indemnify and hold harmless the Corporation and its respective directors, officers, agents, attorneys, and employees, from and against any and all loss, damage, or liability, together with all costs and expenses (including attorneys' fees and disbursements), which any of them may incur by reason of (i) any breach of any of the representations, warranties, covenants, or agreements of the undersigned contained in this Agreement executed by the undersigned, or (ii) any false, misleading, incomplete, or inaccurate information contained

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               in this Agreement executed by the undersigned. All
               representations, warranties, and covenants contained in this Agreement, and the indemnification contained in this Section, shall survive the acceptance of this Agreement.

          (t) ____________ The undersigned further represents and warrants the following information for the purpose of assisting the Corporation in its evaluation of the suitability to the undersigned of an investment in the Corporation. If there should be any material change in any of the following information prior to the acceptance of this subscription, the undersigned agrees to immediately furnish in writing to the Corporation accurate and complete information concerning such change:

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INDIVIDUAL INVESTORS:
Name(s):

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Type of Ownership of Shares:
( )   Individual   ( )  Joint tenants with             ( )   Other
                        rights of survivorship  _______________
                        (husband and wife only)  _______________
                                                 _______________
Social Security Number(s):

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Date(s) of Birth:

Residence Address:
                  -------------------------------------------------------------
                                    (Street)

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     (City)          (State)        (Zip)

Telephone Number:
                 --------------------------------------------------------------
                (Area Code)   (Number)

Please send correspondence to:

-------------------------------------------------------------------------------
                                    (Street)

--------------------------------------------------------------------------------
     (City)          (State)        (Zip)


     7.   Piggyback Registration.  If at any time or from time to time the
          ----------------------
Corporation proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the SEC is applicable or any other form or type of registration in which the Shares cannot be included pursuant to SEC rule or practice), the Corporation shall give written notice to the holders of the Shares of its intention to do so. For the limited purposes of this Section 7, to the extent that the undersigned holds shares of the Corporation's Common Stock (the "Common Stock") pursuant to this Agreement or otherwise, the Common Stock held by the undersigned shall be included in the definition of Shares and the undersigned shall be entitled to the piggyback rights described in this
Section 7. If such registration is proposed to be on a form which permits inclusion of the Shares, upon the written request (stating the intended method of disposition of such securities) of the undersigned given within fifteen (15) days after transmittal by the Corporation to the undersigned of such notice, the Corporation shall, subject to the limits contained in this Section 7, use its best efforts to cause all such Shares of the undersigned to be registered under the Securities Act of 1933 as amended and qualified for sale under certain state securities laws, all to the extent requisite to permit such sale or other disposition by the undersigned of the Shares so registered; provided, however, if the underwriter managing such

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registration notifies the undersigned in writing that market or economic conditions limit the amount of securities that may reasonably be expected to be sold, the number of Shares to be included in such registration shall be reduced pro rata based on the number of shares of Common Stock with respect to which registration is requested by the holders of Common Stock. If any such cutback is required, the cutback shall be applied in the following order of priority:

          First: Up to all of the shares held by shareholders who do not have any contractual registration rights.

          Second:  Up to all of the shares of Common Stock.

          Third: Some of the new shares to be offered and sold by the Corporation.

          7.1  Withdrawal from Offering.  If the undersigned disapproves of the
               ------------------------
terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter. Any securities excluded or withdrawn from such underwriting, in the event that such underwriting represents the initial underwritten public offering of the Corporation's securities, shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to two hundred seventy (270) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          7.2  Termination of Offering.  The Corporation shall have the right to
               -----------------------
terminate or withdraw any registration initiated by it under this Section 7 prior to the effectiveness of such registration whether or not the undersigned has elected to include securities in such registration.

     8.   Governing Law.  This Agreement is made in San Diego, California and it
          -------------
shall be construed in San Diego, California in accordance with and governed in all respects by the internal laws of the State of California without regard to California's choice-of-law provisions.

     9.   Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof, supersedes all prior agreements with respect to the subject matter hereof, and may be modified only through a signed written agreement between the parties.

     10.  Interpretation/Conflict Waiver.  The headings set forth in this
          ------------------------------
Agreement are for convenience only and shall not be used in interpreting this Agreement. This Agreement has been drafted by Procopio, Cory, Hargreaves & Savitch LLP ("Procopio"), which has served as legal counsel for the Corporation only in this transaction. However, the undersigned has been encouraged, and has had the opportunity, to consult with the undersigned's own independent legal counsel with respect to this Agreement. The parties acknowledge that each party and such party's counsel have reviewed and revised, or have had an opportunity to review and revise, this Agreement. Therefore, the normal rule of construction to the effect that any ambiguities are to

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be resolved against the drafting party shall not be employed in the interpretation of this Agreement. All parties acknowledge they have been informed of Procopio's potential representation of the undersigned or related entities and of the potential effects of such representation, and nonetheless waive, to the fullest extent permitted by law, any conflict-of-interest claims they may have against Procopio and its attorneys.

     11.  Counterparts.  This Agreement may be executed in counterparts.  A
          ------------
faxed signature shall be equally valid as an original signature.

     THE UNDERSIGNED HEREBY SWEARS AND AFFIRMS THAT HE OR SHE HAS READ THE FOREGOING AND IS FAMILIAR WITH THE CONTENTS OF THIS AGREEMENT AND THE DOCUMENTS, AND THAT THE REPRESENTATIONS AND STATEMENTS OF THE UNDERSIGNED CONTAINED HEREIN ARE TRUE AND ACCURATE.


Date: Effective as of 2/28/97
      -----------------------     ---------------------------------
                                  (Signature)

                                  ---------------------------------
                                  (Please Print Name)


Date: Effective as of 2/28/97
      -----------------------     ---------------------------------
                                  (Signature of Spouse)

                                  ---------------------------------
                                  (Please Print Name of Spouse)



                                  AGREED AND ACCEPTED:


                                  WIRELESS FACILITIES, INC.,
                                    a New York corporation



Date: Effective as of 2/28/97     By:
      -----------------------                                  ----

                                      Name:
                                           ------------------------
                                      Title:
                                            -----------------------

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                                [End Signatures]

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